UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2007

UNITED REFINING ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33868	42-1732420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

823 Eleventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 956-5803

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 17, 2007, United Refining Energy Corp. (the “Company”) consummated the initial public offering (the “IPO”) of 45,000,000 units (the “IPO Units”) of its securities, each unit (the “Unit”) consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), and one warrant (the “Warrant”) to purchase one share of Common Stock, pursuant to the registration statement on Form S-1 (File No. 333-144704) (the “Registration Statement”). In connection with the IPO, the Company entered into various written agreements, including an underwriting agreement, investment management trust agreement, securities escrow agreement, registration rights agreement and warrant agreement. The purpose of this Current Report on Form 8-K is to disclose such agreements in accordance with Form 8-K and to file such agreements, as executed in connection with the IPO.

Underwriting Agreement

On December 11, 2007, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. and Maxim Group LLC (collectively the “Representatives”), as joint representatives of the underwriters (collectively the “Underwriters”), relating to the sale of the IPO Units. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

Pursuant to the terms of the Underwriting Agreement, the sale of the IPO Units occurred on December 17, 2007 at a purchase price of $9.30 (the offering price to the public of $10.00 per Unit minus the underwriters’ discount of $0.35 per Unit and deferred underwriters’ discount of $0.35 per Unit). The net proceeds of the IPO (after the payment of discounts and commissions to the Underwriters and offering expenses) and the Private Placement (as defined below) were placed into the Trust Account (as defined below) and shall be released to the Company upon the earlier of the consummation of a business combination (the “Business Combination”) or the Company’s dissolution and liquidation, as described in the Registration Statement and the Company’s Amended and Restated Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein (the “Amended and Restated Certificate of Incorporation”).

The Underwriting Agreement provided for an underwriters’ discount in an amount equal to 7% of the gross proceeds of the IPO. The Underwriters agreed that a portion of the underwriters’ discount would be deposited into the Trust Account and payable to the Underwriters upon the consummation of the Business Combination and then only with respect to those Units as to which the component Common Stock have not been redeemed in connection with the Business Combination.

The Company also granted the Underwriters a 45-day option to purchase up to an additional 6,750,000 Units from the Company on the same terms and at the same price as the 45,000,000 Units to cover over-allotments, if any.

In accordance with the Underwriting Agreement, the Company’s sponsor, United Refining, Inc. (“URI”), a Delaware corporation indirectly owned and controlled by the

Company’s Chairman and Chief Executive Officer, John A. Catsimatidis, purchased from the Company an aggregate of 15,600,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant in a private placement (the “Private Placement”) pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation D promulgated thereunder. Such Private Placement was consummated (pursuant to a subscription agreement) immediately prior to the effective date of the Registration Statement. In connection with its investment in the Private Placement, URI was granted 2,500,000 warrants (the “Sponsor Warrants”) to purchase 2,500,000 shares of the Company’s Common Stock at a purchase price of $12.50 per share.

The Warrants underlying the Units are exercisable for the period commencing on the later of the completion of a Business Combination or December 11, 2008 and terminating on December 11, 2011. The Company may redeem the outstanding Warrants in whole and not in part, at a price of $0.01 per Warrant at any time after the Warrants become exercisable upon a minimum of 30 days’ prior written notice and if and only if the last closing sales price of the Common Stock equals or exceeds $14.25 per share for any 20 trading days within a 30-day trading period ending three business days before the Company sends notice of redemption. The Private Placement Warrants and Sponsor Warrants may not be redeemed by the Company (and the Private Placement Warrants may be exercised on a cashless basis) so long as they are held by the initial holders thereof or its permitted transferees.

The Underwriting Agreement also includes certain customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Investment Management Trust Agreement

On December 11, 2007, the Company entered into an investment management trust agreement (the “Investment Management Trust Agreement”) with Continental Stock Transfer & Trust Company (“CST”) as trustee. A copy of the Investment Management Trust Agreement is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Pursuant to the Investment Management Trust Agreement, the net proceeds of the IPO (after the payment of discounts and commissions to the Underwriters and offering expenses) and the Private Placement were placed into a trust account (the “Trust Account”) to be maintained by CST as trustee. Of this amount, $15,750,000 represents the deferred underwriters’ discount, which amount, plus interest thereof (net of taxes payable) shall be payable to the Underwriters upon the consummation of a Business Combination. The funds in the Trust Account will not be released until the earlier of the consummation of a Business Combination or the Company’s dissolution and liquidation as described in the Registration Statement and the Company’s Amended and Restated Certificate of Incorporation; provided, however, the Company shall be permitted to draw the following amounts from the interest income earned on the Trust Account: (i) taxes payable on the interest income earned and franchise taxes and (ii) up to $3,700,000 to fund the Company’s working capital requirements.

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Holders of the Common Stock underlying the Units (the “Public Stockholders”) shall be entitled to receive funds from the Trust Account (including interest earned on such Public Stockholder’s pro rata portion of the Trust Account) in the event the Company dissolves and liquidates. Furthermore, Public Stockholders seeking to redeem their shares of Common Stock in connection with an Extension Amendment (as defined in the Registration Statement and the Company’s Amended and Restated Certificate of Incorporation) or a Business Combination shall be entitled to receive $9.97 per share plus a pro rata portion of the interest income earned on the Trust Account (net of: (i) taxes payable on the interest income and franchise taxes and (ii) up to $3,700,000 of interest income distributed to the Company to fund its working capital requirements). In the event a Business Combination is consummated, all sums remaining in the Trust Account shall be released to the Company and there will be no restriction on the Company’s use of such funds.

Securities Escrow Agreement

On December 11, 2007, the Company entered into a securities escrow agreement (the “Securities Escrow Agreement”) with URI and CST as escrow agent. A copy of the Securities Escrow Agreement is attached as Exhibit 10.3 hereto and is incorporated by reference herein.

Pursuant to the Securities Escrow Agreement, URI placed the shares of Common Stock it owned prior to the IPO (the “Insider Shares”), the Private Placement Warrants and the Sponsor Warrants into an escrow account maintained by CST (the “Escrow Account”). Subject to limited exceptions defined in the Securities Escrow Agreement, the Insider Shares, Private Placement Warrants and Sponsor Warrants shall not be transferable for certain respective periods (the “Escrow Period”). For the Insider Shares, the Escrow Period expires one year after the Company’s consummation of the initial Business Combination unless the Company consummates a transaction after the consummation of the initial Business Combination resulting in all of the stockholders of the Company having the right to exchange their shares of Common Stock for cash, securities or other property. For the Insider Warrants, the Escrow Period will expire on the day following the Company’s consummation of the initial Business Combination. For the Sponsor Warrants, the Escrow Period will expire on the later of the day following the Company’s consummation of a Business Combination or December 11, 2008. During the Escrow Period, URI shall retain all other rights as a stockholder, including, without limitation, the right to vote its Insider Shares and the right to receive cash dividends. In the event the Company declares a stock dividend, such dividend will be placed into the Escrow Account, as well. In the event the Company dissolves and liquidates, the Insider Shares, the Private Placement Warrants and the Sponsor Warrants will be cancelled.

Registration Rights Agreement

On December 11, 2007, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with URI. A copy of the Registration Rights Agreement is attached as Exhibit 10.4 hereto and is incorporated by reference herein.

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Pursuant to the Registration Rights Agreement, a majority-in-interest of the holders of the Initial Shares shall be entitled to require the Company, on up to two occasions at any time after the date on which the Insider Shares are released from escrow pursuant to the Securities Escrow Agreement, to register the Insider Shares. In addition, URI shall have “piggyback” registration rights with respect to the Insider Shares commencing on the date on which the Insider Shares are released from escrow pursuant to the Securities Escrow Agreement. Furthermore, URI shall be entitled to require the Company, on up to two occasions at any time after the date on which the Private Placement Warrants and Sponsor Warrants, respectively, are released from escrow pursuant to the Securities Escrow Agreement, to register the Private Placement Warrants and Sponsor Warrants and the shares of Common Stock underlying each of such warrants. In addition, URI shall have “piggyback” registration rights with respect to the Private Placement Warrants and Sponsor Warrants and the shares of Common Stock underlying each of such warrants commencing on the date on which the Private Placement Warrants and Sponsor Warrants are released from escrow pursuant to the Securities Escrow Agreement. The Company shall bear the expenses incurred in connection with the filing of any such registration statements.

Warrant Agreement

On December 11, 2007, the Company entered into a warrant agreement (the “Warrant Agreement”) with CST pursuant to which CST shall act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption and exercise of the Warrants underlying the IPO Units (the “Public Warrants”) and the Private Placement Warrants. A copy of the Warrant Agreement is attached as Exhibit 4.4 hereto and is incorporated by reference herein.

The Warrant Agreement provides for, among other things, the form and provisions of the Public Warrants and Private Placement Warrants and the manner in which they may be exercised. The Warrant Agreement also contains certain transfer restrictions and anti-dilution provisions, the manner in which the Public Warrants and Private Placement Warrants may be redeemed.

Item 9.01.	Financial Statements and Exhibits.

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(c)	Exhibits

1.1	Underwriting Agreement, dated December 11, 2007, by and among United Refining Energy Corp. and Deutsche Bank Securities Inc. and Maxim Group LLC, as representatives of the underwriters

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on December 11, 2007

4.1	Warrant Agreement, dated December 11, 2007, by and between United Refining Energy Corp. and Continental Stock Transfer & Trust Company

10.1	Investment Management Trust Agreement, dated December 11, 2007, by and between United Refining Energy Corp. and Continental Stock Transfer & Trust Company

10.2	Securities Escrow Agreement, dated December 11, 2007, by and among United Refining Energy Corp., United Refining, Inc. and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated December 11, 2007, by and between United Refining Energy Corp. and United Refining, Inc.

10.4	Letter Agreement of United Refining, Inc., dated December 11, 2007

10.5	Letter Agreement of John A. Catsimatidis, dated December 11, 2007

10.6	Letter Agreement of Myron L. Turfitt, dated December 11, 2007

10.7	Letter Agreement of James E. Murphy, dated December 11, 2007

10.8	Letter Agreement of John R. Wagner, dated December 11, 2007

10.9	Letter Agreement of Theodore P. Nikolis, dated December 11, 2007

10.10	Letter Agreement of Michael Bilirakis, dated December 11, 2007

10.11	Amended and Restated Subscription Agreement between United Refining Energy Corp. and United Refining, Inc., dated December 11, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2007	UNITED REFINING ENERGY CORP.

	By:	/s/ James E. Murphy
	Name:	James E. Murphy
	Title:	Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement, dated December 11, 2007, by and among United Refining Energy Corp. and Deutsche Bank Securities Inc. and Maxim Group LLC, as representatives of the underwriters

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on December 11, 2007

4.1	Warrant Agreement, dated December 11, 2007, by and between United Refining Energy Corp. and Continental Stock Transfer & Trust Company

10.1	Investment Management Trust Agreement, dated December 11, 2007, by and between United Refining Energy Corp. and Continental Stock Transfer & Trust Company

10.2	Securities Escrow Agreement, dated December 11, 2007, by and among United Refining Energy Corp., United Refining, Inc. and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated December 11, 2007, by and between United Refining Energy Corp. and United Refining, Inc.

10.4	Letter Agreement of United Refining, Inc., dated December 11, 2007

10.5	Letter Agreement of John A. Catsimatidis, dated December 11, 2007

10.6	Letter Agreement of Myron L. Turfitt, dated December 11, 2007

10.7	Letter Agreement of James E. Murphy, dated December 11, 2007

10.8	Letter Agreement of John R. Wagner, dated December 11, 2007

10.9	Letter Agreement of Theodore P. Nikolis, dated December 11, 2007

10.10	Letter Agreement of Michael Bilirakis, dated December 11, 2007

10.11	Amended and Restated Subscription Agreement between United Refining Energy Corp. and United Refining, Inc., dated December 11, 2007